Goodwill and Other Intangible Assets	12 Months Ended
Sep. 27, 2014
Goodwill and Other Intangible Assets

Note 4 – Goodwill and Other Intangible Assets

On July 31, 2014, the Company completed the acquisitions of Beats Music, LLC, which offers a subscription streaming music service, and Beats Electronics, LLC, which makes Beats® headphones, speakers and audio software (collectively, “Beats”). The total purchase price consideration for these acquisitions was $2.6 billion, which consisted primarily of cash, of which $2.2 billion was allocated to goodwill, $636 million to acquired intangible assets and $258 million to net liabilities assumed. Concurrent with the close of the acquisition, the Company repaid $295 million of existing Beats outstanding debt to third-party creditors. In conjunction with the Beats acquisitions, the Company issued approximately 5.1 million shares of its common stock to certain former equity holders of Beats. The restricted stock was valued at approximately $485 million based on the Company’s common stock on the acquisition date. The majority of these shares, valued at approximately $417 million, will vest over time based on continued employment with Apple.

The Company also completed various other business acquisitions during 2014 for an aggregate cash consideration, net of cash acquired, of $957 million, of which $828 million was allocated to goodwill, $257 million to acquired intangible assets and $128 million to net liabilities assumed.

The Company completed various business acquisitions during 2013 for an aggregate cash consideration, net of cash acquired, of $496 million, of which $419 million was allocated to goodwill, $179 million to acquired intangible assets and $102 million to net liabilities assumed.

The Company’s gross carrying amount of goodwill was $4.6 billion and $1.6 billion as of September 27, 2014 and September 28, 2013, respectively. The Company did not have any goodwill impairments during 2014, 2013 or 2012.

The following table summarizes the components of gross and net intangible asset balances as of September 27, 2014 and September 28, 2013 (in millions):

	2014			2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Definite-lived and amortizable acquired intangible assets	$7,127	$(3,085)	$4,042	$6,081	$(2,002)	$4,079
Indefinite-lived and non-amortizable acquired intangible assets	100	0	100	100	0	100

Total acquired intangible assets	$7,227	$(3,085)	$4,142	$6,181	$(2,002)	$4,179

Amortization expense related to acquired intangible assets was $1.1 billion, $960 million and $605 million in 2014, 2013 and 2012, respectively. As of September 27, 2014, the remaining weighted-average amortization period for acquired intangible assets is 3.8 years. The expected annual amortization expense related to acquired intangible assets as of September 27, 2014, is as follows (in millions):

2015	$1,204
2016	1,083
2017	825
2018	592
2019	175
Thereafter	163

Total	$4,042